UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2006
                                                (April 18, 2006)



                             PEGASUS WIRELESS CORP.
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             (Exact name of registrant as specified in its charter)



      Nevada                            000-32567                52-2273215
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
 of incorporation)                                           Identification No.)


  48499 Milmont Dr., Freemont, CA                                   94538
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(Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code (510) 490-8288


                                      N/A
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         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(C))

SECTION 8 - OTHER EVENTS

Item 8.01 - Other Events

     On April 18, 2006 the Company received approval to begin trading on The Nasdaq National Market, under the trading symbol PGWC. The Company requested and was granted approval to begin trading on The Nasdaq National Market at the opening of the market on Friday, April 21, 2006.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                               PEGASUS WIRELESS CORP.

    April 18, 2006         By:  /s/ Stephen H. Durland
                                --------------------------
                                Stephen H. Durland
                                Title: CFO